Exhibit 10.2

               Form of Subsequent Mortgage Loan Purchase Agreement



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                           FORM OF SUBSEQUENT MORTGAGE
                             LOAN PURCHASE AGREEMENT


     This Subsequent Mortgage Loan Purchase Agreement dated as of
_______________, 199__ (the "Agreement"), is between THE CIT GROUP SECURITIZATION CORPORATION III, as purchaser (the "Purchaser"), and THE CIT GROUP/CONSUMER FINANCE, INC., as seller (the "Seller").

     Reference is hereby made to the Mortgage Loan Purchase Agreement dated as of ______________, 199__ between the parties hereto (the "Purchase Agreement") pursuant to which the Purchaser purchased from the Seller the mortgage loans set forth on Exhibit A thereto (the "Initial Mortgage Loans"). The Purchaser sold the Initial Mortgage Loans to the trust established pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ________________, 199__ among the Purchaser, the Seller, as the seller and as the master servicer and _______________________________, as trustee (the
"Trustee").

     Pursuant to the Pooling and Servicing Agreement, the Purchaser agreed to purchase from the Seller and the Seller agreed to sell to the Purchaser, subject to the terms and conditions set forth in Section _____ of the Pooling and Servicing Agreement, Subsequent Mortgage Loans for the fixed purchase price specified in the Pooling and Servicing Agreement for delivery on the date specified therein. The purchase price for any Subsequent Mortgage Loan will be funded from money on deposit in the Pre-Funding Account during the Funding Period. The purchase of any Subsequent Mortgage Loan by the Purchaser must be evidenced by the execution and delivery of a Subsequent Mortgage Loan Purchase Agreement substantially in the form of Exhibit __ to the Pooling and Servicing Agreement. Accordingly, subject to the terms hereof and the Pooling and Servicing Agreement, the Seller agrees to sell, and the Purchaser agrees to purchase, the mortgage loans set forth on Exhibit A hereto (collectively, the "Subsequent Mortgage Loans"), having an aggregate outstanding principal balance as of _____________, 199__ (the "Subsequent Cut-Off Date") of $______________.

     The Purchaser and the Seller wish to prescribe the terms and conditions of the purchase by the Purchaser of the Subsequent Mortgage Loans and the servicing and administration of the Subsequent Mortgage Loans.

     In consideration of the premises and the mutual agreements hereinafter set forth, the Purchaser and the Seller agree as follows:



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                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. Definitions. Certain capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. All references in this Agreement to Articles, Sections, subsections and exhibits are to the same contained in or attached to this Agreement unless otherwise specified.


                                   ARTICLE II

                SALE AND CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS;
                               MORTGAGE LOAN FILES

     SECTION 2.1. Sale and Conveyance of Contracts. On ____________, 199__ (the "Subsequent Transfer Date") subject to the terms and conditions hereof, the Seller shall sell, transfer, assign absolutely, set over and otherwise convey to the Purchaser as of the Subsequent Transfer Date (i) all the right, title and interest of the Seller in and to the Subsequent Mortgage Loans and all the rights, benefits, and obligations arising from and in connection with each Subsequent Mortgage Loan, (ii) an assignment of the security interests in the Subsequent Mortgaged Properties granted by the Mortgagors pursuant to the Subsequent Mortgage Loans, (iii) all payments received by the Seller on or with respect to the Subsequent Mortgage Loans on or after the Subsequent Cut-off Date, (iv) the interest of the Seller in any Subsequent Mortgaged Property (including any right to receive future Net Liquidation Proceeds) that secures the Subsequent Mortgage Loans; (v) all rights of the Seller to proceeds of Insurance Policies covering the Mortgagors and the Subsequent Mortgage Loans,
(vi) the proceeds from any Master Servicer's Errors and Omissions Protection Policy, any fidelity bond and any blanket physical damage policy, to the extent such proceeds relate to any Subsequent Mortgaged Property, (vii) all rights of recourse against any cosigner or under any personal guarantee with respect to the Subsequent Mortgage Loans; (viii) all proceeds in any way derived from any of the foregoing items, and (ix) all documents contained or required to be contained in the Mortgage Loan Files relating to the Subsequent Mortgage Loans. The parties intend and agree that the conveyance of the Seller's right, title and interest in and to the Subsequent Mortgage Loans (and all rights, entitlements and amounts listed above) pursuant to this Agreement shall constitute an absolute sale.

     SECTION 2.2. Purchase Price; Payments on the Subsequent Mortgage Loans.

     The purchase price for the Subsequent Mortgage Loans shall be an amount equal to $________________, which is the aggregate outstanding principal balance of the Subsequent Mortgage Loans transferred pursuant to this Agreement as of the Subsequent Cut-off Date, and the Seller hereby acknowledges receipt of such amount in respect of the sale of the Subsequent Mortgage Loans hereunder. Such purchase price shall be payable in immediately available funds on the Subsequent Transfer Date from funds on deposit in the Pre-Funding Account.


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     The Purchaser shall be entitled to all payments of principal and interest received on or after the Subsequent Cut-off Date. All payments of principal and interest received before the Subsequent Cut-off Date shall belong to the Seller. The Seller shall hold in trust for the Purchaser and shall promptly remit to the Purchaser, any payments on the Subsequent Mortgage Loans received by the Seller that belong to the Purchaser under the terms of this Agreement.

     SECTION 2.3. Conditions to Sale of Subsequent Contracts. The Purchaser's obligations hereunder are subject to the following conditions:

     1.   The Purchaser shall have received:

          a. the Pooling and Servicing Agreement executed by all the parties thereto,

          b. the documents listed in Section______ of the Pooling and Servicing Agreement, and

          c. such other opinions and documents as the Purchaser may reasonably require in connection with the purchase of the Subsequent Mortgage Loans hereunder or the sale of the Certificates;

     2. The representations and warranties with respect to the Subsequent Mortgage Loans of (i) the Seller and the Master Servicer made in the Pooling and Servicing Agreement and (ii) the Seller made in the Purchase Agreement and this Agreement shall be true and correct with respect to the Subsequent Mortgage Loans on the Subsequent Transfer Date; and

     3. The conditions for transfer of the Subsequent Mortgage Loans from the Purchaser to the Trust set forth in Section _____ of the Sale and Servicing Agreement have been fulfilled.

     SECTION 2.4. Examination of Files. The Seller will make the Mortgage Loan Files with respect to the Subsequent Mortgage Loans available to the Purchaser or its agent for examination at the Trust's offices or such other location as otherwise shall be agreed upon by the Purchaser and the Seller.

     SECTION 2.5. Transfer of Subsequent Contracts. Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Subsequent Mortgage Loans to the Trust for the benefit of the Certificateholders. The Purchaser has the right to assign its interest under this Agreement as may be required to effect the purposes of the Pooling and Servicing Agreement, by written notice to the Seller and without the consent of the Seller, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser.


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                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     SECTION 3.1. Representations and Warranties of the Seller.

     (a) The representations and warranties of the Seller contained in Article ____ of the Pooling and Servicing Agreement with respect to the Subsequent Mortgage Loans are incorporated herein, and are made to the Purchaser on the Subsequent Transfer Date, as if set forth herein and as if made to the Purchaser on the date hereof. The Seller will make such representations and warranties in the Pooling and Servicing Agreement directly to the Trust and will become obligated in respect of such representations and warranties pursuant to Article ___ of the Pooling and Servicing Agreement. On the Subsequent Transfer Date, the Seller shall deliver to the Purchaser an Officers' Certificate, dated the Subsequent Transfer Date, to the effect that the representations and warranties made in the Pooling and Servicing Agreement with respect to the Subsequent Mortgage Loans by the Seller are true and correct as of the Subsequent Transfer Date.

     (b) It is understood and agreed that the representations and warranties incorporated by reference in this Agreement by Section 3.1(a) hereof shall remain operative and in full force and effect, shall survive the transfer and conveyance of the Subsequent Mortgage Loans by the Seller to the Purchaser and by the Purchaser to the Trust, and shall inure to the benefit of the Purchaser, the Trust and their successors and permitted assignees.

     (c) The Seller shall indemnify the Purchaser and the Master Servicer and hold the Purchaser and the Master Servicer harmless against any loss, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained or incorporated by reference in this Agreement. It is understood and agreed that the obligation of the Seller set forth in this
Section 3.1 to indemnify the Purchaser and the Master Servicer as provided in this Section 3.1 constitutes the sole remedy of the Purchaser and the Master Servicer respecting a breach of the foregoing representations and warranties. The Trust shall also have the remedies provided in the Pooling and Servicing Agreement.

     (d) Each indemnified party shall give prompt notice to the Seller of any action commenced against it with respect to which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement, unless the failure to notify materially prejudices the rights and condition of the Seller. The Seller shall be entitled to participate in any such action, and to assume the defense thereof, and after notice from the Seller to an indemnified party of its election to assume the defense thereof, the Seller will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.


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     (e) Any cause of action against the Seller or relating to or arising out of the breach of any representations and warranties made or incorporated by reference in this Section 3.1 shall accrue as to any Subsequent Mortgage Loan upon discovery of such breach by the Purchaser or the Master Servicer or notice thereof by the Seller to the Purchaser and the Master Servicer, failure by the Seller to cure such breach and demand upon the Seller by the Purchaser for all amounts payable in respect of such Subsequent Mortgage Loan.


                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     SECTION 4.1. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser.

     SECTION 4.2. Counterparts. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 4.3. Termination. The Seller's obligations under this Agreement shall survive the sale of the Subsequent Mortgage Loans to the Purchaser.

     SECTION 4.4. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 4.5. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by first class mail, postage prepaid, to in the case of the Seller, The CIT Group/Consumer Finance, Inc., 650 CIT Drive, Livingston, New Jersey 07039,
Attention: President, or such other address as may hereafter be furnished to Purchaser in writing by the Seller, or in the case of the Purchaser, The CIT Group Securitization Corporation III, 650 CIT Drive, Livingston, New Jersey 07039, Attention: President, or such other address as may hereafter be furnished to the Seller by the Purchaser.

     SECTION 4.6. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 4.7. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns, as may be permitted hereunder.


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     SECTION 4.8. Opinion. The Counsel to the Seller shall deliver to the
Purchaser and the Trustee an opinion in the form of Exhibit B hereto.


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     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                THE CIT GROUP SECURITIZATION
                                CORPORATION III,
                                 as Purchaser


                                By:____________________________________
                                Name:__________________________________
                                Title:_________________________________


                                THE CIT GROUP/CONSUMER FINANCE, INC.,
                                as Seller


                                By:____________________________________
                                Name:__________________________________
                                Title:_________________________________



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                                    EXHIBIT A

                        List of Subsequent Mortgage Loans

                                    EXHIBIT B

                           FORM OF OPINION OF COUNSEL


                             ________________, 199__



[Trustee]
[Address]


Dear Ladies and Gentlemen:

     I have acted as counsel to The CIT Group/Consumer Finance, Inc., a Delaware corporation ("CIT Consumer Finance") and The CIT Group Securitization Corporation III, a Delaware corporation (the "Company"), in connection with the sale of CIT Home Equity Loan Trust 199_-_ Asset Backed Certificates (the "Certificates"). The Certificates represent interests in, a trust, the CIT Home Equity Loan Trust 199_-_ (the "Trust"), consisting of a pool of mortgage loans secured by residential properties (collectively, the "Mortgage Loans") and certain related property. The Company purchased certain of the Mortgage Loans from CIT Consumer Finance (the "Initial Mortgage Loans") pursuant to a Mortgage Loan Purchase Agreement, dated as of __________, 199__, by and between CIT Consumer Finance and the Company. Additional Mortgage Loans are being purchased by the Company from CIT Consumer Finance (the "Subsequent Mortgage Loans") pursuant to the Subsequent Mortgage Loan Purchase Agreement dated as of _______________, 199__ (the "Subsequent Purchase Agreement"). Pursuant to a Pooling and Servicing Agreement, dated as of ______________, 199__ (the "Pooling and Servicing Agreement"), among the Company, CIT Consumer Finance, as seller and as master servicer and the [Trustee], as trustee (the "Trustee"), the Company transferred the Initial Mortgage Loans to the Trust. The Company will also transfer, pursuant to the Pooling and Servicing Agreement, the Subsequent Mortgage Loans to the Trust, the corpus of which will consist of each of the Initial Mortgage Loans and the Subsequent Mortgage Loans and certain other property transferred by the Company to the Trust.

     All capitalized terms used herein and not defined shall have the meanings assigned to them in the Subsequent Purchase Agreement.

     In rendering the following opinions, I have examined (i) the Subsequent Purchase Agreement; (ii) the Pooling and Servicing Agreement; (iii) the Certificate of Incorporation of


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each of CIT Consumer Finance and the Company; (iv) the By-Laws of each of CIT
Consumer Finance and the Company; (v) copies of certain unanimous written consents adopted by the Board of Directors of the Company authorizing the issuance and sale of the Certificates and the purchase of the Mortgage Loans; and (vi) copies of certain unanimous written consents of the Board of Directors of CIT Consumer Finance. I have also examined such other documents and made such investigations of law as I have considered necessary and appropriate for the purposes of the opinions expressed herein. I have assumed the authenticity of signatures on original documents and the conformity to the original of all documents submitted to me as certified, conformed or photostatic copies and have relied as to all matters of fact on certificates, representations or statements by officers of the Company or CIT Consumer Finance.

     In making my examination of agreements, instruments and other documents and in giving opinions herein, I have assumed that the Trustee has and had the power and capacity to execute and deliver such agreements, instruments and other documents and to perform all of their obligations thereunder and that such agreements, instruments and other documents were duly authorized by all requisite action by or on behalf of the Trustee were duly executed, acknowledged, as necessary, and delivered by or on behalf of and are the legal, valid and binding obligations of, and are enforceable in accordance with their terms against, the Trustees.

     Based upon, and subject to, the foregoing I am of the opinion that:

     1. The Subsequent Purchase Agreement has been duly authorized, executed and delivered by each of CIT Consumer Finance and the Company and constitutes the legal, valid and binding agreement of each of CIT Consumer Finance and the Company, and is enforceable against each of CIT Consumer Finance and the Company in accordance with its terms; the Subsequent Purchase Agreement is effective to transfer all of CIT Consumer Finance's right, title and interest in and to the Subsequent Mortgage Loans and other property described in Section 2.1 of the Subsequent Purchase Agreement to the Company; the Pooling and Servicing Agreement is effective to transfer all of the Company's right, title and interest in and to such Subsequent Mortgage Loans and other property to the Trust subject to no prior liens or encumbrances.

     2. No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under federal laws or the laws of the State of Delaware for the execution, delivery and performance by the Company of the Subsequent Purchase Agreement or the consummation of any other transaction contemplated thereby by the Company, except for those which have been obtained or except such as may be required under the Securities Act of 1933, as amended or the regulations promulgated thereunder or state securities or Blue Sky laws of any jurisdiction.

     3. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of Delaware for the execution, delivery and performance by CIT Consumer Finance of the Subsequent Purchase Agreement or the consummation of any other transaction contemplated


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thereby by CIT Consumer Finance except for those which have been obtained or except such as may be required under the Securities Act of 1933, as amended or the regulations promulgated thereunder or state securities or Blue Sky laws of any jurisdiction.

     I am furnishing this opinion to you solely for your benefit. This opinion is not to be used, circulated, quoted or otherwise referred to or relied on by any other person or for any other purpose.

     The foregoing opinion is given on the express understanding that the undersigned is an officer of the Company and CIT Consumer Finance and shall in no event incur any personal liability in connection with the said opinion.



                                                Very truly yours,


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